SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

SEPTEMBER 8, 2011

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

410 TERRY AVENUE NORTH, SEATTLE, WASHINGTON 98109-5210

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.	3

SIGNATURES	4

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 8, 2011, the Board of Directors of Amazon.com, Inc. (the “Company”) elected Blake G. Krikorian as a director of the Company. Mr. Krikorian is the founder of id8 Group Holdings, a technology consulting and incubation firm. In connection with his election, Mr. Krikorian was granted a restricted stock unit award under the Company’s 1997 Stock Incentive Plan for 3,600 shares of common stock of the Company, to vest in three equal installments on the first, second and third anniversaries of his initial election assuming continued service as a director. Mr. Krikorian has also entered into an indemnification agreement with the Company in the same form its other directors have entered, which is filed as an exhibit to Amendment No. 1, filed April 21, 1997, to the Company’s Registration Statement on Form S-1 (Registration No. 333-23795).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ L. Michelle Wilson
L. Michelle Wilson
Senior Vice President

Dated: September 8, 2011

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